Exhibit 99.2

Corporate Presentation September 2024 GAIN THERAPEUTICS Corporate Presentation April 2025 NASDAQ: GANX

Certain statements set forth in this presentation are forward - looking andreflect the Company’s plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance (collectively referred to herein as “forward - looking statements”). Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of words such as “believe,” “can,” “could,” “potential,” “plan,” “predict,” “goals,” “seek,” “should,” “may,” “may have,” “would,” “estimate,” “continue,” “anticipate,” “intend,” “expect” or by discussions of strategy, plans or intentions. Such forward - looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause our actual results, performance or achievements or industry results to differ materially from historical results or any future results, performance or achievements expressed, suggested or implied by such forward - looking statements. These include, but are not limited to, statements about the Company’s ability to develop, obtain regulatory approval for and commercialize its product candidates ; the timing of future IND submissions, initiation of preclinical studies and clinical trials, and timing of expected clinical results for our product candidates ; the Company’s success in early preclinical studies, which may not be indicative of results obtained in later studies or clinical trials ; the outbreak of the novel strain of coronavirus disease, COVID - 19 , which could adversely impact our business, including our preclinical studies and any future clinical trials ; the potential benefits of our product candidates ; the Company’s ability to obtain regulatory approval to commercialize our existing or any future product candidates ; the Company’s ability to identify patients with the diseases treated by our product candidates, and to enroll patients in clinical trials ; the success of our efforts to expand our pipeline of product candidates and develop marketable products through the use of our Magellan platform ; the Company’s expectations regarding collaborations and other agreements with third parties and their potential benefits ; the Company’s ability to obtain, maintain and protect our intellectual property ; the Company’s reliance upon intellectual property licensed from third parties, including the license to use the Company’s Magellan platform ; the Company’s ability to identify, recruit and retain key personnel ; the Company’s financial performance ; developments or projections relating to the Company’s competitors or industry ; the impact of laws and regulations ; the Company’s expectations regarding the time during which it will be an emerging growth company under the JOBS Act ; and other factors andassumptions described in the Company’s public filings . These statements are based on the Company’s historical performance and on its current plans, estimates and projections in light of information currently available to the Company, and therefore, you should not place undue reliance on them. The inclusion of forward - looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Forward - looking statements made in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update them in light of new information or future events, except asrequired by law. You should carefully consider the above factors, as well as the factors discussed elsewhere in this presentation and our public filings, before deciding to invest in our common stock . The factors identified above should not be construed as an exhaustive list of factors that could affect the Company’s future results, and should be read in conjunction with the other cautionary statements that are included in this presentation and our public filings . New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company . If any of these trends, risks or uncertainties actually occurs or continues, the Company’s business, revenue and financial results could be harmed, the trading prices of its securities could decline andyou could lose all or part of your investment . All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement . Trademarks, Service Marks, and Trade Names This presentation includes our trademarks, and trade names, which are protected under applicable intellectual property laws . This presentation also may contain trademarks, service marks, trade names, and copyrights of other companies, which are the property of their respective owners . Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation are listed without the TM, SM, ©, and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names, andcopyrights . Industry Information Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management . We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources . All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information . While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise . No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections . Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those desc ribed above . These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties . 2 © 2 0 2 5 - G A I N T H E R A P E U T I C S Forward - Looking Statements

GANX Corporate Highlights

Lead Product GT-02287 Advancing into Parkinson's Disease Patients

- **Allosteric modulator** of glucocerebrosidase enzyme (GCase)
- **Disease modifying potential**: slowing/stopping progression of motor and cognitive decline in GBA1 and idiopathic PD
- **Safe and well tolerated in Phase 1 SAD/MAD study and demonstrated target engagement**
- **Biomarker analysis from Phase 1b trial in GBA1 and idiopathic PD patients expected mid-2025**

Multiple assets in discovery and preclinical development

- Assets identified and developed through application of our **Proprietary Magellan™ AI platform**
- Initial disease targets include neurodegenerative diseases, lysosomal storage disorders including Gaucher disease as well as metabolic disease and solid tumors

Strong intellectual property estate

- GT-02287 composition of matter patent application with term through 2038 not including Hatch Waxman extension
- Patent applications for 5 NCE families under review

Anticipated Upcoming Milestones

GT-02287 Phase 1b biomarker analysis	1H25
GT-02287 Phase 2 planning (US/EU)	2H25

GAIN THERAPEUTICS
© 2025 - GAIN THERAPEUTICS
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Experienced Leadership:
Extensive Biotech And Pharma Experience



Gene Mack, MBA
Chief Executive Officer

Imcyse, OncoC4, biom'up, nicox, SELLAS, Merck, OncoImmune, MIZUHO, HSBC, LAZARD



Jonas Hannestad, MD, PhD
Chief Medical Officer

TRANQUIS THERAPEUTICS, ucb, CAPACITY BIO, ALKAHEST, DENALI THERAPEUTICS



Gianluca Fuggetta
Senior Vice President, Finance

pwc



Joanne Taylor, PhD
SVP Research

Prescient, Eisai, ETH zürich



Terenzio Ignoni, PharmD
SVP Technical Operations

Jazz Pharmaceuticals, Vicuron, Gentium, Zambon

GAIN THERAPEUTICS
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The picture can't be displayed.

Experienced Board of Directors: Extensive Biotech And Pharma Experience (>$30b Transactions)



Khalid Islam, PhD

Founder and Chairman

Immunomedics, minoryx therapeutics, ARPIDA, Karolinska Development, MolMed, Gentium, sanofi aventis, Fennec Pharma



Claude Nicaise, MD

Independent Member

Alexion, Sarepta Therapeutics, Ovid Therapeutics, Bristol Myers Squibb



Eric I. Richman

Member

MedImmune, LabConnect, HealthCare Ventures, ADMA Biologics, PharmAthene, Brace Pharma Capital



Gwen Melincoff

Independent Member

Verge Genomics, BTG, Shire, Protalix Biotherapeutics, Agent Capital



Hans Peter Hasler

Independent Member

HBM Healthcare Investments, Shield Therapeutics, Wyeth, Minerva Neurosciences, Biogen



Dov Goldstein, MD

Independent Member

BioAge, Loxo Oncology, indapta, Schrödinger, ADMA Biologics



Jeffrey Riley

Independent Member

Pfizer, Synthetic Biologics, Quest Diagnostics, SmithKline Beecham

GAIN THERAPEUTICS

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Gain Therapeutics Pipeline

ASSET	INDICATION	TARGET	DISCOVERY	RESEARCH	PRECLINICAL	PHASE 1
GT-02287	Parkinson's Disease	GCase				
GT-02287	Gaucher's Disease	GCase				
GT-02287	Dementia with Lewy Bodies	GCase				
GT-02287	Alzheimer's Disease	GCase				
Multiple Undisclosed	Lysosomal Storage Disorders	GALC GLB1				
Undisclosed	Metabolic Diseases	AAT				
Multiple Undisclosed	Oncology: Solid Tumors	DDR2				

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Lead Clinical Program GT - 02287 GBA1 Parkinson’s Disease 7

© 2 0 2 5 - G A I N T H E R A P E U T I C S Parkinson’s disease is the second most common neurodegenerative disease 1 Current therapies only treat symptoms and do not prevent disease progression Parkinson’s Disease GBA1 - Parkinson’s Disease 1.“Parkinson’s Disease:Challenges , Progress, and Promise.” National Institute of Neurologi cal Disorders and Stroke, U.S. Department of Health and Human Services, 30 Sept. 2015 Parkinson’s Disease – Market Opportunity 8 Parkinson’s Disease (PD) 1M+ US Patients Up to15% of PD US Market Potential: $4B Genetically defined subpopulation of Parkinson's disease Largest genetic risk factor for development of Parkinson’s disease GBA1 mutations cause misfolding of an important enzyme called GCase GBA1 - PD patients experience earlier disease onset and more severe disease with faster decline in motor and cognition functions US Market Potential: $3B 2. Smith L a nd Schapir a AHV. G BA Varian ts and Parkinson Disease: Mecha nisms and Tr eatme nts. Cells. 20 22 Apr 8;11(8):126 1. doi: 1 0.3 390/ce lls11 081261

Dysfunctional GCase triggers disease cascade affecting multiple organelle functions and leads to neurodegeneration

Healthy Dopaminergic Neuron


Nucleus
GBA1 Gene
Normal GCase
Endoplasmic Reticulum
Lysosome
Mitochondria

GCase maintains cell health:

- Depletes toxic lysosomal substrates
- Stabilizes mitochondrial respiratory complex I

Diseased Dopaminergic Neuron


Mutated GBA1 Gene
Defective GCase
ROS

GCase protein misfolding

↓

- Increased ER stress and ER-associated protein degradation

↓

- Lysosomal and mitochondrial dysfunction

↓

- Accumulation of toxic lysosomal lipid substrates resulting from reduced GCase activity

↓

Alpha synuclein aggregation

↓

Increased Risk of PD: Core motor dysfunction, cognitive dysfunction

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Allosteric modulator GT - 02287 restores GCase function, which improves disease cascade and neuronal survival Normal GCase Dopaminergic Neuron with Restored GCase Function Mutated GBA1 Gene • Corrects protein misfolding • Restores enzymatic activity Defective GCase Reduced ER Stress 0.0 0.5 1.0 BiP protein level (relative to untreated) GCase Activity Restoration 0 20 40 60 80 100 % of PFB+ positive fibroblasts 0 2 4 6 8 GlcCer in fibroblasts (ng/mg protein) Alpha - Synuclein Depletion Alpha - synuclein in TH+ neurons (% of control) Restored Lysosomal Function Restored Mitochondrial Function Lamp2 area in TH+ neurons (% of control) Ratio ROS/TH in TH+ neurons (% of control) 250 225 200 175 150 125 100 75 50 25 0 Neuronal Survival 10 © 2 0 2 5 - G A I N T H E R A P E U T I C S TH+ neuronal survival (% of control) Improved Cellular Health Toxic Substrate Depletion

Single - and Multiple - ascending Dose First - in - human Phase 1 Study 13.5 mg/kg/day 15 mg/kg SAD/MAD endpoints : • Treatment - emergent adverse events • Clinical labs, vital signs, ECGs, C - SSRS • Plasma pharmacokinetics 10 mg/kg fed 10 mg/kg/day 7.7 mg/kg/day 4 MAD cohorts Daily dosing for 14 days 4.8 mg/kg/day 10 mg/kg fasted 7.7 mg/kg 4.8 mg/kg 2.4 mg/kg 5 SAD cohorts Food effect at 10 mg/kg MAD Cohort 4 : • CSF drug levels • GCase activity in dry blood spots 11 © 2 0 2 5 - G A I N T H E R A P E U T I C S Participants : • Healthy men and women ages 18 - 65 • 8 subjects per cohort • 2 placebo; 6 active

GT - 02287 was Generally Well - Tolerated , No Serious Adverse Events Observed 12 © 2 0 2 5 - G A I N T H E R A P E U T I C S • No Serious Adverse Events • No Severe Adverse Events (CTCAE Grade 3) • No discontinuations due to AE • 56.7% (n=17) of active and 40% (n=4) of placebo participants in the SAD had 1 or more TEAE • 64% (n=16) of active and 50% (n=4) of placebo participants in the MAD had 1 or more TEAE re 0 0 0 0 Serious 0 0 0 0 Leading to discontinuation

Adverse Event Profile 13 © 2 0 2 5 - G A I N T H E R A P E U T I C S Most common TEAEs in MAD: • Nausea 32% • Abdominal pain 8% • Diarrhea 8% • Headache 8% Nausea: • >90% of events were mild • >90% of events were <3h in duration • Incidence increased with dose level • Incidence decreased with continued dosing

Therapeutic Range: Phase 1 PK Data in Healthy Volunteers 0 2000 4000 6000 8000 10000 12000 4 5.5 7 8.5 10 Dose: mg/Kg 11.5 13 14.5 16 AUC: ng.h/mL Human AUC from MAD Study : Day 1 and Day 14 Onset of Therapeutic Effect (Animal Models) R² = 0.9663 R² = 0.9975 Linear Regression Day 14 Linear Regression Day 1 14 © 2 0 2 5 - G A I N T H E R A P E U T I C S

GT - 02287 Demonstrates CNS Exposure Comparable to that Observed in Rodents 15 • CSF levels in Humans comparable to those observed at efficacious dose levels in rodents • CSF levels are low in all species due to low aqueous solubility and high protein binding • Observed total brain levels in rodents are 2 - 8 times higher than total plasma levels Dose (mg/kg) Timepoint Mean plasma Cmax (ng/mL) mean Day 14 Total brain level (ng/mL) Mean CSF level (ng/mL) Species 13.5 PO Day 13 850 Nd 3.1 (1.7 - 4.9) Human (MAD4) 10 IV 15 min 2414 6592 4 Mouse 30 PO 1 hour 680 2441 3 Rat © 2 0 2 5 - G A I N T H E R A P E U T I C S

GT - 02287 Demonstrates Gcase Target Engagement In Healthy Volunteers Untreated 4 h 12h post - dose post - dose Pre - dose 4 h 12h post - dose post - dose 4 6 8 10 12 GCase activity (μmol/l/h) ns ns GCase Activity (DBS) ٓٓٓ ٓٓ ٓ Day 1 Day 14 One - way, paired, repeated measures ANOVA. *p < 0.05; **p < 0.01; ***p < 0.001 • GCase activity in dry blood spots was measured in MAD Cohort 4 • In GT - 02287 subjects, 5 out of 6 had increased GCase activity • In placebo subjects, no increase was observed (+4% change from baseline) 53% increase in GCase activity observed by Day 14 (p<0.001) 16 © 2 0 2 5 - G A I N T H E R A P E U T I C S

Phase 1 Blinded, Placebo Controlled SAD/MAD Trial

Safety

GT-02287 is safe and generally well tolerated in SAD (40 HV) and MAD (32 HV, daily dosing 14 days)

No SAEs, Grade 3 AEs, or clinically-significant changes in ECGs, BP/HR

Plasma Exposure

Plasma exposures in the projected therapeutic range

Adequate safety margins based on toxicology studies

CNS Exposure

GT-02287 is detectable in CSF and in line with rodent levels at effective doses

Target Engagement

GT-02287 modulates GCase activity in blood

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Upcoming Anticipated Milestones and Potential Value Inflection Points Potential clinical POC based on biomarkers of GBA1 - Parkinson’s disease ( first analysis from Phase 1b clinical trial) 1H 2025 18 © 2 0 2 5 - G A I N T H E R A P E U T I C S 2 H 2025 Start of Phase 2 planning

Design of Phase 1b Trial in Parkinson's Disease Patients

An Open-label Study to Assess the Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of GT-02287 in Participants with Parkinson's Disease With or Without a Pathogenic GBA1 Mutation

- Open-Label, single-arm, multicenter study
- Approximately 15-20 patients with or without a GBA1 mutation will be enrolled
- 90-day treatment duration
- 7 sites in Australia with potential to expand to other geographies



Treatment Period
Follow-up Period
13.5 mg/kg once a day
Dose decrease at any time during treatment if needed
11 mg/kg once a day
End of Study
Day 1
Day 14
Day 30
Day 60
Day 90
Day 105
Blood collection
Blood collection
Blood collection
Blood collection
Lumbar Puncture
Blood collection
Site visit
Biomarkers

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Phase 1b Study Objectives

Study Objectives		Endpoints
Primary	• To evaluate the safety and tolerability of GT-02287	
Secondary	• To characterize the single-dose and steady state plasma PK profile of GT-02287	
Exploratory	• To assess levels of GT-02287 in CSF after at least 12 weeks of daily administration in participants with PD	Concentration of GT-02287 in CSF at 4 hours post-dose after at least 12 weeks of daily administration of GT-02287
	• Pharmacodynamic response to GT-02287 via biomarkers analysis of plasma, whole blood, blood cells, and CSF samples	• Gcase activity • Sphingolipid levels • Lysosomal and mitochondrial markers • Inflammatory markers
	• To explore the effect of GT-02287 on scores from selected clinical scales and questionnaires over a 90-day treatment	Movement Disorder Society Unified Parkinson's Disease Rating Scale **(MDS-UPDRS, OFF state)** and other standard functional scales including MoCA, ADL, etc.

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© 2 0 2 5 - G A I N T H E R A P E U T I C S GT - 02287 Prevents GBA1 Disease Cascade in Mouse CBE Model of GBA1 - PD and Improves Motor Function in the GBA1 - PD Mouse Model +GT - 02287 (30mg/kg) +GT - 02287 (60mg/kg) +GT - 02287 (90mg/kg) +GT - 02287 (120mg/kg) GBA1 - PD Model: CBE causes partial knockdown of GCase activity 21 NfL Wire Hang Beam Walk 0.000 0.005 0.010 0.015 0.020 0.025 Fluorescence intensity (normalised IBA - 1/GAPDH) ٓٓٓٓ ٓٓٓٓ ٓٓٓٓ ٓٓٓٓ ٓٓٓ 0 50000 100000 150000 200000 250000 Fluorescent intensity ٓٓٓٓ ns ٓٓٓ ٓٓٓٓ ٓٓٓٓ 0 10 20 30 40 Dopamine levels (pg/mg) ٓٓٓٓ ns ٓٓٓ ٓٓٓٓ ٓٓٓٓ 0 2000 4000 6000 pg/ml ٓٓٓٓ ٓٓ ٓٓ ٓٓٓٓ ٓٓٓٓ ٓٓٓٓ 0 100 200 300 Latency to fall (s) ٓٓٓٓ ns ٓٓ ٓٓ ns p=0.057 0 5 10 15 Number of Foot slips ٓٓٓٓ ٓٓ ٓٓ ٓٓٓٓ ٓٓٓٓ • CBE is an irreversible GCase inhibitor • Administration of CBE models the effects of dysfunctional GCase seen in GBA1 - Parkinson’s disease Aggregated α - syn (SN) Tyrosine Hydroxylase (SN) Striatal Dopamine Iba - 1 (SN) NeuN (Cortex) 0 50000 100000 150000 200000 250000 Fluorescence Intensity ٓٓٓٓ ns ns ٓٓٓٓ ٓٓ 0 50000 100000 150000 200000 Fluorescence Intensity ٓٓٓٓ ٓٓٓٓ ٓٓٓٓ ٓٓٓٓ ٓٓٓٓ GluCer (Cortex) CBE Contro l

GT-02287 displays a rescue and disease-modifying effect in animal models of GBA1 and iPD

GBA1- PD Model (CBE+PFFs)



α-Syn PFFs
Low Level CBE
No drug
GT-02287
Washout
300
200
100
0
Latency to fall
0
10
20
30
Day

Idiopathic PD Model (PFFs only)



α-Syn PFFs
No drug
GT-02287
Washout
300
200
100
0
Latency to fall (s)
0
10
20
30
Day
Control
CBE/PFFs
PFFs
GT-02287 60 mg/kg
GT-02287 90 mg/kg



Mouse Wire Hang Rescue & Washout

Data is shown as Mean ± S.E.M.(n=14 till day 20, then n=7)

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# Fast-onset rescue effect of GT-02287 driven by enhanced GCase activity, reduced ER stress and increased lysosomal and mitochondrial integrity

**2h post-treatment**



GCase Activity
nmol/mg/hr
0
2
4
6
8
**** ns *
IRE-1
ER stress
Fluorescence intensity (a.u.)
0
50000
100000
150000
**** * ****
LAMP-1
Lysosomal Integrity
Fluorescence Intensity (a.u.)
0
20000
40000
60000
80000
**** **** ***
Miro1
Mitochondrial Integrity
Fluorescence Intensity (a.u.)
0
50000
100000
150000
**** ns ns
Controls
CBE + PFFs
+ GT-02287 (60 mg/kg,q.d., p.o.)
+ GT-02287 (90 mg/kg,q.d., p.o.)

* Significant difference as compared to α-synuclein PFF+CBE.

One-way ANOVA followed by Dunnett's Multiple Comparison Test. *P < 0.05, **P < 0.01 , /***P < 0.001 & ****P < 0.0001.

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Brain biomarker changes maintained following GT - 02287 washout 24 IRE - 1 (ER stress) LAMP - 1 (lysosomal integrity) Aggregated α - syn $$$$ **** **** **** **** $$$$ **** **** $$$$ **** **** $$$ * GCase activity Washout d20 - d29 d29 $$$$ 0 20000 40000 60000 I R E - 1 ( f l u o r e s c e n c e i n t e n s i t y ) 0 20000 40000 60000 L A M P - 1 ( f l u o r e s c e n c e i n t e n s i t y ) No washout » Above biomarkers are being measured in blood and CSF in Phase 1b MIRO - 1 (mitochondrial health) Data is shown as Mean ± S.E.M. $ Significant difference as compared to sham control group * Significant difference as compared to α - synuclein PFF+CBE. One - way ANOVA followed by Dunnett's Multiple Comparison Test. $/* P < 0.05, $$/** P < 0.01 , $$$/*** P < 0.001 & $$$$/**** P < 0.0001. » Taken together, data support GT - 02287’s disease modifying effect CBE/PFF GBA1 - PD model © 2 0 2 5 - G A I N T H E R A P E U T I C S

Translational plasma - based biomarkers of GT - 02287 rescue effect Plasma GlcSph Plasma NfL Plasma GlcCer V e h i c l e C o n t r o l s C B E + P F F C B E + P F F + G T - 0 2 2 8 7 ( 3 0 m g / k g ) p o s t - 8 d a y s C B E + P F F + G T - 0 2 2 8 7 ( 6 0 m g / k g ) p o s t - 8 d a y s C B E + P F F + G T - 0 2 2 8 7 ( 9 0 m g / k g ) p o s t - 8 d a y s 0 200 400 600 800 1000 plasma NFL p g / m l Vehicle Controls CBE+PFF+GT-02287 (30 mg/kg) post-8days CBE+PFF+GT-02287 (60 mg/kg) post-8days ns ✱✱ ✱ ✱✱ p=0.09 CBE + PFF CBE+PFF+GT-02287 (90 mg/kg) post-8days Control CBE/PFFs + GT - 02287 30mg/kg + GT - 02287 60mg/kg + GT - 02287 90mg/kg Data shown as Mean “ S . E . M . (n= 10 ) . Significant difference as compared to PFFs or PFFs + CBE . One - way ANOVA followed by Dunnett’s Multiple Comparison test . ns (non significant) . * < P 0 . 05 , ** < P 0 . 01 , **** < 0 . 0001 . 25 © 2 0 2 5 - G A I N T H E R A P E U T I C S

GT - 02287 Improves Nest Building Performance in Therapeutic Model of GBA1 - PD 26 Improvements in Nest - building Performance Nest building is a non - invasive test to study activities of daily living and cognitive performance in rodent models CBE/PFFs Control 30mg/kg 60mg/kg 90mg/kg V e h i c l e C o n t r o l s C B E + P F F C B E + P F F + G T - 0 2 2 8 7 ( 3 0 m g / k g ) p o s t - 8 d a y s C B E + P F F + G T - 0 2 2 8 7 ( 6 0 m g / k g ) p o s t - 8 d a y s C B E + P F F + G T - 0 2 2 8 7 ( 9 0 m g / k g ) p o s t - 8 d a y s 0 2 4 6 N e s t i n g s c o r e ✱✱✱ ns ✱✱ ✱✱✱ Nest Building Score Improvements in Relevant Biomarkers Aggregated α - syn (SN) P lasma NfL 0 5 î 10 4 1 î 10 5 1.5 î 10 5 ٓٓٓٓ ٓٓ ٓٓ Fluorescence intensity ( a.u ) ٓٓٓٓ 0 200 400 600 800 1000 pg/ml ٓٓ ٓ p =0.09 ns ٓٓ 0 5 î 10 4 1 î 10 5 1.5 î 10 5 2 î 10 5 ٓٓٓٓ ns ٓ Fluorescence intensity ( a.u ) ٓٓٓ Fluorescence intensity ( a.u ) Biomarkers being assessed in ongoing Phase 1b study Tyrosine Hydroxylase (SN) GFAP (SN) Iba - 1 (SN) Vehicle Controls CBE + PFF CBE+PFF+GT - 02287 (30 mg/kg) post - 8 days CBE+PFF+GT - 02287 (60 mg/kg) post - 8 days CBE+PFF+GT - 02287 (90 mg/kg) post - 8 days © 2 0 2 5 - G A I N T H E R A P E U T I C S Data is shown as Mean ± S.E.M.(n= 7). $ Significant difference as compared to sham control group. One - way ANOVA followed by Dunnett's Multiple Comparison Test. $ P < 0.05, $$ P < 0.01 , $$$ P < 0.001 & $$$$ P < 0.0001.

Nesting score unaffected by drug washout: evidence of disease modifying effect on complex behaviors $$ $$$$ $$$$ $$$$ $$$$ Data is shown as Mean ± S.E.M.(n= 7). $ Significant difference as compared to sham control group One - way ANOVA followed by Dunnett's Multiple Comparison Test. $ P < 0.05, $$ P < 0.01 , $$$ P < 0.001 & $$$$ P < 0.0001. 18 20 22 24 26 28 30 2 3 4 5 Day N e s t i n g S c o r e Control CBE+PFFs GT-02287 90mg/Kg GT-02287 90mg/Kg + washout CBE+PFFs (GBA1 - PD) WASHOUT Mouse Nesting Building Washout $$$ $$$ $$$ $ 18 20 22 24 26 28 30 2 3 4 5 Day N e s t i n g S c o r e Control PFFs GT-02287 90mg/Kg GT-02287 90mg/Kg + washout PFFs only ( iPD ) WASHOUT © 2 0 2 5 - G A I N T H E R A P E U T I C S 27

GT - 02287 has Best - in - Class Profile for GBA1 - Parkinson's Disease VQ - 101 BIA 28 - 6156 GT - 02287 Effect on Disease Cascade ? Increases Lysosomal GCase Activity GCase Mechanism of Action ? ? Reduces ER Stress Reduces Toxic Lipid Substrates ? Reduces Aggregated α - Synuclein Improves Lysosomal Function ? ? Improves Mitochondrial Function ? ? Reduces Neuroinflammation ? ? Provides Neuroprotection Disease - Modifying Effect ? ? Increases Dopamine Levels ? ? Restores Motor Function ? ? Improves Cognitive Function Effect in Preclinical Studies No Data Shown No Clinical Effect Shown © 2 0 2 5 - G A I N T H E R A P E U T I C S 28

© 2 0 2 5 - G A I N T H E R A P E U T I C S 0 20 40 60 80 100 S t r i a t a l D o p a m i n e ( p g / m g ) $$$$ $$$$ **** ** * ** $$$$ $$$$ **** **** **** **** $$$$ $$$$ **** **** **** **** CBE+PFFS CBE+PFFS PFFS CBE+PFFS PFFS PFFS d29 Data shown as Mean ± S.E.M.(n=7). $ Significant difference as compared to sham control group. * Significant difference as compared to α - synuclein PFF+CBE or α - synuclein PFF alone. One - way ANOVA followed by Dunnett's Multiple Comparison Test. $/* P < 0.05, $$/** P < 0.01 , $$$/*** P < 0.001 & $$$$/**** P < 0.0001. Iba - 1 (SN) CBE+PFFS PFFS $$$$ $$$$ **** **** **** **** Phospho Tau (SN) Tyrosine Hydroxylase (SN) Striatal dopamine GT - 02287 Washout d20 - d29 Brain biomarker changes maintained following GT - 02287 washout 2/2 » Data support GT - 02287’s disease modifying effect CBE/PFF (GBA1 - PD) and PFF only ( iPD ) models washout

Large Market Potential for GT-02287 for Various Neurodegenerative Diseases

Indication	Rationale	Number of Patients (US)
GBA1-Parkinson's Disease	Patients have dysfunctional GCase due to heterozygous GBA1 mutation	150,000
Idiopathic Parkinson's Disease (IPD)	Increase in GCase activity and target activation in healthy volunteers suggests potential activity in iPD	1,000,000
Gaucher Disease	Dysfunctional GCase due to homozygous GBA1 mutation	6,000
Dementia with Lewy Bodies	GT-02287 reduces aggregated alpha-synuclein, a component of Lewy bodies	1,000,000
Alzheimer's Disease	GT-02287 has shown positive effects in preclinical models of Alzheimer's disease	5,800,000

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Company Background

CORPORATE BACKGROUND

Established in 2017

27 employees in three locations: HQ in Bethesda, Maryland, Lugano, Switzerland, Barcelona, Spain

Founder and Executive Chairman: Dr. Khalid Islam

ANALYST COVERAGE

BTIG	Tom Shrader, Ph.D., CFA
Oppenheimer & Co	Jay Olson, CFA
HC Wainwright	Ram Selvaraju, Ph.D.
Chardan	Keay Nakae, CFA
Maxim	Jason McCarthy, Ph.D.
ROTH	Boobalan Pachaiyappan, Ph.D.
Scotiabank	Louise Chen, MBA

FINANCIAL AND STOCK DATA

IPO (NASDAQ: GANX)
- March 2021
- Led by BTIG and Oppenheimer & Co.

CAPITAL STRUCTURE
- 26.5 million shares outstanding
- No debt*

CASH POSITION
- $10.4 million as of December 31, 2024

GRANT SUPPORT
- Michael J. Fox Foundation for Parkinson's Research
- The Silverstein Foundation for Parkinson's with GBA
- Innosuisse (Swiss Innovation Agency)

THE MICHAEL J. FOX FOUNDATION FOR PARKINSON'S RESEARCH

The Silverstein Foundation for Parkinson's with GBA

Schweizerische Eidgenossenschaft
Confédération suisse
Confederazione Svizzera
Confederaziun svizra
Swiss Confederation
Innosuisse – Swiss Innovation Agency

*Except a 9-year interest-free Swiss government loan ~$0.5 million outstanding at September 30, 2023

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30

Company Contacts Gene Mack President & CEO gmack@gaintherapeutics.com Apaar Jammu Manager, Investor Relations and Public Relations ajammu@gaintherapeutics.com

Appendix